Other Liabilities (Principal Components Of The Company's Other Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Principal components of the Company's other liabilities
Net current tax provision	$ 581	$ 1,517
Lease incentive obligation	25,503	8,534
Deferred rent payable	11,461	9,169
Refundable deposits	4,079	1,045
Other	266	258
Total other liabilities	$ 41,890	$ 20,523